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                                                                   Exhibit 10.22

                    AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

     This Amendment No. 1 (the "Amendment") is made and entered into this 30th of July, 1998, by and between Michael D. Starr an individual (the "Executive") and PHP Healthcare Corporation, a Delaware corporation (the "Company").

     WHEREAS, the Executive and the Company entered into an employment agreement dated as of May 1, 1992 (the "Employment Agreement");

     WHEREAS, the Company and the Executive desire to amend Section 8(e) of the Employment Agreement as set forth herein in accordance with the definition of a "Change in Control" in the amended employment agreement between Jack Mazur and the Company dated as of July 24, 1998:

     NOW, THEREFORE, in consideration of the foregoing, the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

     1. Section 8(e) of the Employment Agreement is hereby amended by deleting it in its entirety and inserting the following new Section 8(e) in lieu thereof:

     "For purposes of this Amended and Restated Agreement, a "Change in Control" shall mean any of the following events:

          (1) An acquisition (other than directly from the Company or pursuant to options granted under this Plan or otherwise by the Company) of any voting securities of the Company ("Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty percent (20%) or more of the combined voting power of the Company's then outstanding Voting Securities; provided, however,
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that Beneficial Ownership of not more than thirty-five percent (35%) of the combined voting power of the Company's outstanding Voting Securities by Jack M. Mazur shall not constitute a Change in Control; provided, further, however, in
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determining whether a Change in Control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as defined below) shall not constitute an acquisition which would cause a Change in Control. (A "Non-Control Acquisition" shall mean an acquisition by (A) an employee benefit plan (or a trust forming a part thereof) maintained by (i) the Company or (ii) any corporation or other Person of which a majority of its voting power or its equity securities of equity interest is owned directly or indirectly by the Company (a "Company Subsidiary"), (B) the Company or any Company Subsidiary, or
(C) any Person in connection with a "Non-Control Transaction" (as defined below);
          (2) The individuals who, as of October 1, 1996, are members of the Board of Directors (the "Incumbent Board"), cease for any reason to constitute
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at least two-thirds of the Board of Directors; provided, however, that if the
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election, or nomination for election by the Company's stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of the Plan, be considered as a member of the Incumbent Board; provided, further, however, that no individual shall be
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considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

          (3) the consummation of:

     (A) A merger, consolidation or reorganization involving the Company, unless

                        (i) the stockholders of the Company immediately before
               such merger, consolidation or reorganization own, directly or indirectly, immediately following such merger, consolidation or reorganization, at least a majority of the combined voting power of the outstanding voting securities of the corporation resulting from merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

                        (ii) the individuals who were members of the Incumbent
               Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation, or a corporation beneficially directly or indirectly owning a majority of the Voting Securities of the Surviving Corporation,

                        (iii) no Person (other than the Company or any Company
               Subsidiary, any employee benefit plan (or any trust apart thereof) maintained by the Company, the Surviving Corporation or any Company's Subsidiary, or any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of twenty percent (20%) or more of the then outstanding Voting Securities) has Beneficial Ownership of twenty percent (20%) or more of the combined voting power of the Surviving Corporation's then outstanding Voting Securities, and

                        (iv) a transaction described in clauses (i) through
               (iii) shall herein be referred to as a "Non-Control Transaction";

     (B) A complete liquidation or dissolution of the Company; or

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     (C) An agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Company Subsidiary).

                Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares beneficially owned by the Subject Person; provided, however, that if a Change in Control would occur (but for the
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operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities beneficially owned by the Subject Person, then a Change in Control shall occur."

     2. The Executive agrees that any acquisition prior to the date hereof by John W. Kluge of "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) of fifteen percent (15%) or more of any voting securities of the Company shall not constitute a "Change in Control" for purposes of the Employment Agreement.

     3. This Agreement may be executed in multiple counterparts with the same effect as if each of the signing parties had signed the same document. All counterparts shall be construed together and constitute the same instrument.

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     IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its duly authorized officer and the Executive has executed this Amendment as of the day and year first above written.

                              PHP HEALTHCARE CORPORATION

                              By:  /s/ Jack M. Mazur
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                                 Name:   Jack M. Mazur
                                 Title:  President and Chief Executive Officer


                              /s/ Michael D. Starr
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                              MICHAEL D. STARR

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